UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                         Date of Report: August 2, 2005
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                          BRAVO RESOURCE PARTNERS LTD.
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                 (Name of Small Business Issuer in its charter)


    Yukon, British Columbia           0-30770                  04-3779327
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   (State of incorporation)     Commission File No.       (IRS Employer
                                                           Identification No.)

                           4155 East Jewell, Suite 500
                             Denver, Colorado 80222
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                (Address of Principal Executive Office) Zip Code


       Registrant's telephone number, including Area Code: (303) 831-8833
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


Item 1.01 Entry into a Material Definitive Agreement.
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On August 1, 2005, Bravo Resource Partners Ltd. ("the Company") entered into a variable-amount, limited-recourse.promissory note with The Bridge Group, Inc., a Nevada corporation. Pursuant to the terms of the promissory note, The Bridge Group, Inc., will advance amounts agreed to by the parties, with no interest, and with principle payable in full on or before 180 days from the date of written demand from The Bridge Group, Inc., to the Company. The Bridge Group, Inc., has previously engaged in a stock purchase with the Company and has agreed to provide consulting services to the Company in exchange for shares of common stock.

On August 1, 2005, the Company also entered into a variable-amount, limited-recourse.promissory note with Alpine Pictures, Inc., a California corporation. Pursuant to the terms of the promissory note, Alpine Pictures, Inc., will advance amounts agreed to by the parties, with no interest, and with principle payable in full on or before 180 days from the date of written demand from Alpine Pictures, Inc., to the Company. The Company has previously entered into an asset purchase agreement with Alpine Pictures, Inc., for the purchase of graphics and editing equipment for which the Company executed promissory note. Mark Savoy, a director of the Company, is also a director of Alpine Pictures, Inc.

As of August 1, 2005, Alpine Pictures, has advanced $15,000.00 US pursuant to the terms of the promissory note.


Item 2.03 Creation of a Direct Financial Obligation.
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The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference. Copies of the foregoing promissory notes are filed herewith.



 Item 9.01 Financial Statements and Exhibits.
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     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits

          10.1 Promissory Note dated August 1, 2005 between Alpine Pictures, Inc., and Bravo Resource Partners, Ltd.

          10.2 Promissory Note dated August 1, 2005 between The Bridge Group Inc., and Bravo Resource Partners, Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 2005

                                                  BRAVO RESOURCE PARTNERS, LTD.


                                                  By:   /s/ Ernest E. Staggs
                                                       ----------------------
                                                       Ernest E. Staggs
                                                       Director